EXHIBIT 10.1

MASTER AMENDMENT AGREEMENT

     THIS MASTER AMENDMENT AGREEMENT (this " Agreement "), dated as of December 17, 2009, is made by and among iPRINT TECHNOLOGIES, LLC, a Delaware limited liability company (" Buyer "), AMERICAN TONERSERV CORP., a Delaware corporation (" ATS "), MTS PARTNERS, INC. (fka iPRINT TECHNOLOGIES, INC.), a California corporation (" Seller "), and CHAD SOLTER, DARRELL TSO, and SCOTT MUCKLEY (together, " Selling Shareholders ").

RECITALS

A. In connection with the sale of assets of the Business of Seller, the parties have entered into various transaction documents, including, but not limited to the:

     (i) Asset Purchase Agreement, dated October 31, 2008, as amended by the FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT, dated February 16, 2009 and SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT, dated November 16, 2009 (collectively, the “ APA”),

     (ii) SECURITY AGREEMENT, dated October 31, 2008 and AMENDMENT TO SECURITY AGREEMENT, dated May 29, 2009 ( collectively, the “ Security Agreement”),

     (III) SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE, dated October 31, 2008, MODIFICATION OF SECURED CONTINGENT PROMISSORY NOTE NO. 1, SECURED CONTINGENT PROMISSORY NOTE NO. 2 AND SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE, dated February 16, 2009 (“ February Note Modifications ”) and MODIFICATION OF SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE, dated November 16, 2009 (collectively, the “ Contingent Note”), SECURED CONTINGENT PROMISSORY NOTE NO. 1 AND A SECURED CONTINGENT PROMISSORY NOTE NO. 2, dated October 31, 2008, which were combined into a MODIFIED SECURED PROMISSORY NOTE, dated February 28, 2009 in accordance with the February Note Modifications, and MODIFICATION OF MODIFIED SECURED PROMISSORY NOTE, dated November 16, 2009 (collectively, the “ Modified Note”), and

     (iv) EMPLOYMENT AGREEMENT, dated October 31, 2008 (a separate agreement for each of the Selling Shareholders).

B. The parties desire to amend of the APA, Security Agreement, Employment Agreements, Contingent Note and Modified Note (collectively, the “ Transaction Documents ”) as set forth below.

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and conditions contained herein, the parties agree as follows:

AGREEMENT

     1. Definitions . Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the APA.

     2. Amendment and Modification of Transaction Documents . The parties have agreed to amend and modify the Transaction Documents in order to clarify the obligations of Buyer and ATS, which include, but are not limited to the removal of all grace and cure periods. Each of the Transaction Documents shall be amended and modified pursuant to a separate amendment, which shall be attached to this Agreement as an Exhibit as follows:

     (a) Third Amendment to Asset Purchase Agreement, attached hereto as Exhibit “A”;

             (b) Second Amendment to Security Agreement, attached hereto as Exhibit “B” ;

     (c) Second Modification of Secured Convertible Contingent Promissory Note, attached hereto as Exhibit “C”;

     (d) Second Modification of Modified Secured Promissory Note, attached hereto as Exhibit “D”; and

     (e) Amendment to Employment Agreement (three (3) - with a separate amendment for each of the Selling Shareholders), attached hereto as Exhibit “E” .

Except as expressly amended hereby, the Transaction Documents shall remain unchanged and remain in full force and effect.

     3. Headings . The titles and subtitles used in this Agreement are used for convenience only and shall not be considered in construing or interpreting this Agreement.

     4. Payment of Attorney’s Fees . ATS agrees to reimburse Seller for all reasonable attorneys’ fees incurred by Seller in connection with the preparation of this Agreement along with modification of all the Transaction Documents (Exhibits A through D).

     5. No Third Party Beneficiaries . Except as expressly provided herein, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     6. Counterparts and Signature Pages . This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Master Amendment Agreement effective as of the date first set forth above.

	SELLER:	BUYER:

	MTS PARTNERS, INC. (fka iPRINT	iPRINT TECHNOLOGIES, LLC
	TECHNOLOGIES, INC. ),	a Delaware limited liability company
a California corporation
		By:	AMERICAN TONERSERV CORP. ,
a Delaware corporation
By:	/s/ Chad Solter	Its:	Managing Member
Chad Solter
Its:	President and Secretary
			By:	/s/ Chuck Mache
Chuck Mache,
			Its:	President and CEO

	SELLING SHAREHOLDERS:	ATS:

AMERICAN TONERSERV CORP. ,
	/s/ Chad Solter	a Delaware corporation
Chad Solter

	/s/ Darrell Tso	By:	/s/ Chuck Mache
	Darrell Tso		Chuck Mache
		Its:	President and CEO

/s/ Scott Muckley
Scott Muckley